Equity Method Investments	12 Months Ended
Dec. 31, 2024
Equity Method Investments [Abstract]
Disclosure of investments accounted for using equity method [text block]	16 – Equity Method Investments Investments in associates and jointly controlled entities are accounted for using the equity method of accounting. The Group holds interests in 49 associates and 8 jointly controlled entities as of December 31, 2024 (54 and 6, respectively, as of December 31, 2023). None of the investments are considered to be material to the Group, based on the carrying value of the investment or the Group’s income from the investee. The investment in Huarong Rongde Asset Management Company Limited, Beijing, China and Harvest Fund Management Company Limited, Shanghai, China were previously reported as material equity method investments, but are no longer considered to be material to the Group as of December 31, 2024 and are included in the aggregated financial information in the table below. Prior year’s comparatives have been aligned to the presentation in the current year. Aggregated financial information on the Group’s share in associates and joint ventures that are individually immaterial in € m. Dec 31, 2024 31-Dec-23 Carrying amount of all associates that are individually immaterial to the Group 1,028 1,013 Aggregated amount of the Group's share of profit (loss) from continuing operations1 (4) (107) Aggregated amount of the Group's share of post-tax profit (loss) from discontinued operations 0 0 Aggregated amount of the Group's share of other comprehensive income (1) (16) Aggregated amount of the Group's share of total comprehensive income (5) (123) 1 Includes share of net loss from Huarong Rongde Asset Management Company Limited, for € 32 million and € 129 million , respectively, as of December 31,2024 and December 31,2023 .